UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 30, 2007

NNN Healthcare/Office REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-133652	20-4738467
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 12, 2007, Triple Net Properties, LLC, or Triple Net Properties, the managing member of NNN Healthcare/Office REIT Advisor, LLC, or our Advisor, entered into an Agreement for Purchase and Sale of Real Property and Escrow Instructions, or the Agreement, with Kokomo Medical Office Park, L.P., an unaffiliated third party, or the Seller, and Chicago Title Insurance Company as escrow holder, for the purchase of Kokomo Medical Office Park located in Kokomo, Indiana, for a purchase price of $13,350,000.

On June 25, 2007, July 10, 2007, July 26, 2007 and August 7, 2007, Triple Net Properties and the Seller entered into amendments to the Agreement, or the Amendments. The material terms of the Amendments extended the Due Diligence period to July 16, 2007, July 27, 2007, August 7, 2007 and August 14, 2007, respectively.

On August 30, 2007, Triple Net Properties executed an Assignment and Assumption of Agreement for Purchase and Sale of Real Property and Escrow Instructions, or the Assignment, to assign its rights, title and interest as the buyer in the Agreement, as amended by the Amendments, to NNN Healthcare/Office REIT Kokomo Medical Office Park, LLC, our wholly-owned subsidiary.

On August 30, 2007, we acquired Kokomo Medical Office Park from the Seller for a purchase price of $13,350,000. We financed the purchase price with an unsecured loan of $1,300,000 from NNN Realty Advisors, Inc., or NNN Realty Advisors, our sponsor (as described in Item 2.03 below), and from funds raised through our initial public offering. An acquisition fee of $401,000, or 3.0% of the purchase price, was paid to our Advisor and its affiliate.

The above descriptions of the Agreement, Amendments and Assignment are qualified in their entirety by the terms of the agreements attached as Exhibits 10.1 through 10.6 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 30, 2007, in connection with our acquisition of Kokomo Medical Office Park, we, through NNN Healthcare/Office REIT Holdings, L.P., our operating partnership, entered into an unsecured loan with NNN Realty Advisors, as evidenced by an Unsecured Promissory Note in the principal amount of $1,300,000, or the Unsecured Note. The Unsecured Note had a maturity date of March 1, 2008. The Unsecured Note bore interest at a fixed rate of 6.85% per annum and required monthly interest-only payments beginning on October 1, 2007 for the term of the Unsecured Note. The Unsecured Note also provided for a default interest rate of 8.85% per annum. On September 4, 2007, we repaid all outstanding principal and accrued interest on the Unsecured Note using additional funds raised through our initial public offering. Since NNN Realty Advisors is our sponsor, this loan was deemed a related party loan. Therefore, the terms of the unsecured loan and the Unsecured Note were approved by a majority of our directors, including a majority of our independent directors, and deemed fair, competitive and commercially reasonable by our directors.

The material terms of the loan is qualified in their entirety by the terms of the Unsecured Note attached hereto as Exhibit 10.7 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On September 6, 2007, we issued a press release announcing the acquisition of Kokomo Medical Office Park. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit No. 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(d) Exhibits.

10.1 Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between Kokomo Medical Office Park, L.P. and Triple Net Properties, LLC, dated June 12, 2007

10.2 First Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between Kokomo Medical Office Park, L.P. and Triple Net Properties, LLC, dated June 25, 2007

10.3 Second Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between Kokomo Medical Office Park, L.P. and Triple Net Properties, LLC, dated July 10, 2007

10.4 Third Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between Kokomo Medical Office Park, L.P. and Triple Net Properties, LLC, dated July 26, 2007

10.5 Fourth Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between Kokomo Medical Office Park, L.P. and Triple Net Properties, LLC, dated August 7, 2007

10.6 Assignment and Assumption of Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between Triple Net Properties, LLC and NNN Healthcare/Office REIT Kokomo Medical Office Park, LLC, dated August 30, 2007

10.7 Unsecured Promissory Note by NNN Healthcare/Office REIT Holdings, L.P. in favor of NNN Realty Advisors, Inc., dated August 30, 2007

99.1 NNN Healthcare/Office REIT, Inc. Press Release dated September 6, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN Healthcare/Office REIT, Inc.

September 6, 2007	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

10.1	Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between Kokomo Medical Office Park, L.P. and Triple Net Properties, LLC, dated June 12, 2007
10.2	First Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between Kokomo Medical Office Park, L.P. and Triple Net Properties, LLC, dated June 25, 2007
10.3	Second Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between Kokomo Medical Office Park, L.P. and Triple Net Properties, LLC, dated July 10, 2007
10.4	Third Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between Kokomo Medical Office Park, L.P. and Triple Net Properties, LLC, dated July 26, 2007
10.5	Fourth Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between Kokomo Medical Office Park, L.P. and Triple Net Properties, LLC, dated August 7, 2007
10.6	Assignment and Assumption of Agreement for Purchase and Sale of Real Property and Escrow Instructions by and between Triple Net Properties, LLC and NNN Healthcare/Office REIT Kokomo Medical Office Park, LLC, dated August 30, 2007
10.7	Unsecured Promissory Note by NNN Healthcare/Office REIT Holdings, L.P. in favor of NNN Realty Advisors, Inc., dated August 30, 2007
99.1	NNN Healthcare/Office REIT, Inc. Press Release dated September 6, 2007